UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-1899

DREYFUS GROWTH OPPORTUNITY FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	2/28(9)

Date of reporting period:	8/31/06

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Growth Opportunity Fund, Inc.

SEMIANNUAL REPORT August 31, 2006

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
21	Information About the Review and Approval
of the Fund's Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus Growth Opportunity Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Growth Opportunity Fund, Inc., covering the six-month period from March 1, 2006, through August 31, 2006.

After more than two years of steady and gradual increases, on August 8 the Federal Reserve Board (the "Fed") decided to hold short-term interest rates unchanged at 5.25% . In the announcement of its decision, the Fed indicated that its previous rate hikes and higher energy prices have contributed to a mild slowdown in U.S. economic growth. A cooling housing market appeared to confirm this view.The Fed also suggested that, despite the recent upward trend stemming from greater resource utilization and higher commodity prices, inflation is expected to subside from current levels.

Most sectors of the U.S. stock market rallied in the wake of the Fed's announcement, offsetting earlier losses in a relatively volatile market environment. However, for the first time in several years, large-cap stocks generally produced higher returns than their small-cap counterparts for the reporting period, which some analysts believe may signify a fundamental shift in investors' attitudes toward risk.With this in mind, we encourage you to talk with your financial advisor about these and other developments to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio managers.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2006

DISCUSSION OF FUND PERFORMANCE

Elizabeth Slover, Martin Stephan and Barry Mills, Portfolio Managers

How did Dreyfus Growth Opportunity Fund perform relative to its benchmark?

For the six-month period ended August 31, 2006, the fund produced a total return of –3.05% .1 In comparison, the fund's benchmark, the Russell 1000 Growth Index, produced a total return of –1.36% during the same period.2

Concerns about inflation, rising interest rates and high fuel prices put pressure on equity markets at times during the reporting period, resulting in mildly negative returns for the fund's benchmark. The fund's return was lower than its benchmark's, primarily due to disappointments in the information technology and consumer discretionary sectors.

In June 2006, Martin Stephan became the fund's co-primary portfolio manager. Mr. Stephan is a senior vice president and director of quantitative research at The Boston Company Asset Management, where he has been employed since 1997.

What is the fund's investment approach?

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal.To pursue these goals, the fund invests at least 80% of its assets in stocks issued primarily by U.S. companies.The fund also may invest up to 25% of its assets in foreign securities. The fund's stock investments may include common stocks, preferred stocks and convertible securities, including, to a limited degree, those issued in initial public offerings.

The fund employs both a "bottom-up" approach and "top-down" approach to investing. When using a "top-down" approach, the fund may overweight or underweight certain market sectors based on an analysis of trends affecting those sectors and other factors. Using fun-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

damental analysis, the fund then seeks companies within those market sectors that management believes have strong industry positions.

When using a "bottom-up" approach, the fund focuses primarily on companies with strong positions in their industries and a catalyst that can trigger a price increase, such as accelerating earnings growth, a corporate restructuring or change in management.The portfolio managers seek to create a growth portfolio with stocks selected based on growth, in this case the sustainability or growth of earnings or cash flow; and financial profile, which measures the financial health of the company.

What other factors influenced the fund's performance?

High energy prices and an uncertain outlook for interest rates periodically cast clouds over the stock market during the reporting period.While energy prices eventually moderated from record highs and the Federal Reserve Board refrained from raising short-term interest rates in August, the resulting market rally was not enough to make up for ground lost earlier in the reporting period.Faced with greater uncertainty,investors generally adopted a more cautious posture and gravitated toward relatively defensive market sectors, while more economically sensitive areas, such as information technology, declined.

In this environment, our stock selection strategy and the fund's relatively heavy exposure to the consumer staples sector contributed positively to its relative returns. Multi-national consumer staples companies proved to be particularly strong performers, with household goods producer Colgate-Palmolive and snack and beverage maker PepsiCo rising due to strong earnings and sales volumes. Food and tobacco giant Altria Group also gained value in an improved litigation environment.Another highlight was confectioner Cadbury-Schweppes, which saw improved top-line growth in gum products.

The fund's holdings in the industrials sector also fared relatively well. Early in the reporting period, the fund benefited from companies that tend to do well early in the business cycle, such as construction machinery manufacturer Caterpillar. Later in the reporting period, later-cycle industrial companies, such as diversified conglomerate United Technologies, ranked among the sector's better performers.

Detractors from the fund's relative performance prevented it from exceeding the benchmark's return, with information technology companies having the most negative impact.The fund's investments in semiconductor manufacturers, such as Marvell Technology, which was sold during the reporting period, and Broadcom declined in the face of regulatory scrutiny of options grants, as well as inventory-related concerns. An oversupply of display glass for LCD televisions undercut the stock price of glassmaker Corning. Several holdings in the consumer discretionary sector suffered due to the adverse effects of high fuel prices on consumer spending. For example, auto parts retailer Advance Auto Parts reported lower-than-expected earnings, and apparel retailer Chico's FAS and coffee chain Starbucks fell due to weaker same-store sales trends. Shares of online media leader Google declined when investors became concerned about Google's growth rate slowing as well as potential margin contraction and capital spending increases.

What is the fund's current strategy?

As of the end of the reporting period, the fund's sector allocations were roughly in line with those of its benchmark. However, we have adopted a slightly more defensive security selection posture in the energy and technology sectors, where we have placed greater emphasis on larger-cap companies. In the consumer discretionary sector, we are avoiding low-quality retail as we believe the best operators will outperform in a volatile consumer environment, both those exposed to the low-income and high-income.The low-income is what hurt in the last six months, but we don't think it will hurt in the next six months.We also began to purchase companies that we believe stand to benefit from a more normalized commodity price environment.

September 15, 2006

[1] Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Fund 5

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Growth Opportunity Fund, Inc. from March 1, 2006 to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2006

Expenses paid per $1,000 †	$ 5.11
Ending value (after expenses)	$969.50

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2006

Expenses paid per $1,000 †	$ 5.24
Ending value (after expenses)	$1,020.01

† Expenses are equal to the fund's annualized expense ratio of 1.03%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS August 31, 2006 (Unaudited)
Common Stocks—99.9%	Shares	Value ($)

Consumer Discretionary—13.7%
Coach	71,500 [a]	2,158,585
Comcast, Cl. A (Special)	28,900 [a]	1,008,899
Gap	124,700	2,096,207
Harrah's Entertainment	19,400	1,209,784
J.C. Penney	19,410	1,223,607
Marriott International, Cl. A	73,000	2,749,180
News, Cl. A	134,200	2,553,826
Omnicom Group	24,100	2,106,822
Polo Ralph Lauren	32,400	1,911,276
Staples	97,200	2,192,832
Starbucks	42,400 [a]	1,314,824
Target	67,100	3,246,969
VF	33,000	2,306,370
Viacom, Cl. B	51,650 [a]	1,874,895
		27,954,076
Consumer Staples—10.2%
Altria Group	62,300	5,203,919
Cadbury Schweppes, ADR	51,900	2,219,763
Colgate-Palmolive	41,200	2,466,232
CVS	87,600	2,938,980
Dean Foods	47,200 [a]	1,870,064
PepsiCo	66,000	4,308,480
Procter & Gamble	30,800	1,906,520
		20,913,958
Energy—5.0%
Diamond Offshore Drilling	12,500	906,000
Grant Prideco	48,200 [a]	2,001,746
Halliburton	55,800	1,820,196
Hess	24,500	1,121,610
Marathon Oil	26,700	2,229,450
Valero Energy	17,500	1,004,500
Weatherford International	25,900 [a]	1,113,700
		10,197,202

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Financial—8.6%
AmeriCredit	40,300 [a]	946,647
Capital One Financial	23,200	1,695,920
CIT Group	35,700	1,608,642
Countrywide Financial	26,400	892,320
E*Trade Financial	77,300 [a]	1,823,507
Janus Capital Group	116,200	2,066,036
JPMorgan Chase & Co.	48,200	2,200,812
Merrill Lynch & Co.	38,900	2,860,317
MetLife	23,100	1,271,193
PNC Financial Services Group	15,900	1,125,561
SLM	21,800	1,057,954
		17,548,909
Health Care—18.4%
Abbott Laboratories	84,700	4,124,890
Advanced Medical Optics	35,500 [a]	1,709,325
Alcon	9,500	1,119,005
Amgen	52,800 [a]	3,586,704
Celgene	25,400 [a]	1,033,526
Cephalon	17,500 [a]	997,850
Cerner	49,500 [a]	2,279,970
Covance	29,200 [a]	1,835,804
DaVita	40,000 [a]	2,334,400
Genzyme	21,000 [a]	1,390,830
Henry Schein	35,400 [a]	1,765,398
Invitrogen	23,600 [a]	1,436,060
Medco Health Solutions	30,700 [a]	1,945,459
Sanofi-Aventis, ADR	42,300	1,901,385
Schering-Plough	215,000	4,504,250
Thermo Electron	43,200 [a]	1,693,440
Wyeth	48,100	2,342,470
Zimmer Holdings	23,500 [a]	1,598,000
		37,598,766

8

Common Stocks (continued)	Shares	Value ($)

Industrial—17.3%
Emerson Electric	26,800	2,201,620
Empresa Brasileira de Aeronautica
(Embraer), ADR	37,500	1,447,500
European Aeronautic Defence and Space	103,800	3,130,306
General Electric	288,800	9,836,528
Goodrich	28,700	1,117,865
Honeywell International	53,200	2,059,904
L-3 Communications Holdings	13,500	1,017,765
Microchip Technology	48,100	1,643,096
National Semiconductor	41,800	1,015,322
Norfolk Southern	68,200	2,914,186
Texas Instruments	71,600	2,333,444
Textron	12,400	1,039,864
Tyco International	39,500	1,032,925
United Technologies	46,000	2,884,660
US Airways Group	40,500 [a]	1,711,125
		35,386,110
Information Technology—24.3%
Accenture, Cl. A	73,500	2,180,010
Adobe Systems	45,200 [a]	1,466,288
Apple Computer	57,000 [a]	3,867,450
Autodesk	57,400 [a]	1,995,224
Cisco Systems	274,000 [a]	6,025,260
Cognizant Technology Solutions, Cl. A	27,000 [a]	1,887,570
Google, Cl. A	10,600 [a]	4,012,418
Hewlett-Packard	101,600	3,714,496
Intel	206,300	4,031,102
Microsoft	320,500	8,233,645
Motorola	112,700	2,634,926
Network Appliance	59,200 [a]	2,027,008
Oracle	205,300 [a]	3,212,945
Sun Microsystems	202,900 [a]	1,012,471

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
THQ	40,000 [a]	1,032,000
Yahoo!	77,900 [a]	2,245,078
		49,577,891
Materials—2.4%
BHP Billiton, ADR	26,200	1,103,020
Praxair	28,100	1,613,221
Rio Tinto, ADR	5,500	1,107,975
Vulcan Materials	14,000	1,100,540
		4,924,756

Total Investments (cost $190,796,451)	99.9%	204,101,668
Cash and Receivables (Net)	.1%	105,000
Net Assets	100.0%	204,206,668

ADR—American Depository Receipts [a] Non-income producing security.
Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Information Technology	24.3	Financial	8.6
Health Care	18.4	Energy	5.0
Industrial	17.3	Materials	2.4
Consumer Discretionary	13.7
Consumer Staples	10.2		99.9

† Based on net assets. See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2006 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:	190,796,451	204,101,668
Receivable for investment securities sold		5,311,460
Dividends receivable		156,343
Receivable for shares of Common Stock subscribed		37
Prepaid expenses		18,943
		209,588,451

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		152,144
Payable for investment securities purchased		5,105,620
Cash overdraft due to Custodian		43,673
Payable for shares of Common Stock redeemed		35,308
Accrued expenses		45,038
		5,381,783

Net Assets ($)		204,206,668

Composition of Net Assets ($):
Paid-in capital		184,581,474
Accumulated undistributed investment income—net		204,823
Accumulated net realized gain (loss) on investments		6,115,154
Accumulated net unrealized appreciation (depreciation) on investments		13,305,217

Net Assets ($)		204,206,668

Shares Outstanding
(100 million shares of $.001 par value Common Stock Authorized)		24,033,261
Net Asset Value, offering and redemption price per share ($)		8.50

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS Six Months Ended August 31, 2006 (Unaudited)
Investment Income ($):
Income:
Cash dividends (net of $4,036 foreign taxes withheld at source):
Unaffiliated issuers	1,238,118
Affiliated issuers	60,635
Interest	14,803
Income from securities lending	1,931
Total Income	1,315,487
Expenses:
Management fee—Note 3(a)	795,829
Shareholder servicing costs—Note 3(b)	194,669
Professional fees	31,711
Registration fees	26,352
Prospectus and shareholders' reports	20,645
Directors' fees and expenses—Note 3(c)	15,735
Custodian fees—Note 3(b)	10,199
Loan commitment fees—Note 2	1,846
Interest expense—Note 2	272
Miscellaneous	6,085
Total Expenses	1,103,343
Investment Income—Net	212,144

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	8,712,443
Net unrealized appreciation (depreciation) on investments	(15,711,802)
Net Realized and Unrealized Gain (Loss) on Investments	(6,999,359)
Net (Decrease) in Net Assets Resulting from Operations	(6,787,215)

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	August 31, 2006	Year Ended
	(Unaudited)	February 28, 2006

Operations ($):
Investment income—net	212,144	435,579
Net realized gain (loss) on investments	8,712,443	23,982,155
Net unrealized appreciation
(depreciation) on investments	(15,711,802)	(1,979,813)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(6,787,215)	22,437,921

Dividends to Shareholders from ($):
Investment income—net	(437,744)	(589,478)
Net realized gain on investments	(2,650,784)	—
Total Dividends	(3,088,528)	(589,478)

Capital Stock Transactions ($):
Net proceeds from shares sold	2,865,386	11,207,973
Dividends reinvested	2,977,277	562,501
Cost of shares redeemed	(16,274,356)	(35,932,018)
Increase( Decrease) in Net Assets
from Capital Stock Transactions	(10,431,693)	(24,161,544)
Total Increase (Decrease) in Net Assets	(20,307,436)	(2,313,101)

Net Assets ($):
Beginning of Period	224,514,104	226,827,205
End of Period	204,206,668	224,514,104
Undistributed investment income—net	204,823	430,423

Capital Share Transactions (Shares):
Shares sold	331,525	1,341,257
Shares issued for dividends reinvested	354,012	71,203
Shares redeemed	(1,887,795)	(4,276,577)
Net Increase (Decrease) in Shares Outstanding	(1,202,258)	(2,864,117)

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

Six Months Ended
August 31, 2006			Fiscal Year Ended February,

	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($)
Net asset value,
beginning of period	8.90	8.07	8.04	5.99	7.76	8.66
Investment Operations:
Investment income—net [a]	.01	.02	.05	.04	.02	.02
Net realized and unrealized
gain (loss) on investments	(.28)	.83	.04	2.04	(1.77)	(.89)
Total from Investment Operations	(.27)	.85	.09	2.08	(1.75)	(.87)
Distributions:
Dividends from investment
income—net	(.02)	(.02)	(.06)	(.03)	(.02)	(.01)
Dividends from net realized
gain on investments	(.11)	—	—	—	—	(.02)
Total Distributions	(.13)	(.02)	(.06)	(.03)	(.02)	(.03)
Net asset value, end of period	8.50	8.90	8.07	8.04	5.99	7.76

Total Return (%)	(3.05)[b]	10.58	1.12	34.81	(22.62)	(10.02)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.52[b]	1.02	1.04	1.03	1.06	1.05
Ratio of net investment income
to average net assets	.10[b]	.19	.66	.50	.32	.28
Portfolio Turnover Rate	64.38[b]	85.41	103.82	78.29	72.32	103.06

Net Assets, end of period
($ x 1,000)	204,207	224,514	226,827	250,822	200,232	290,179

[a] Based on average shares outstanding at each month end. [b] Not annualized. See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Growth Opportunity Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund's policy, that at origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

The tax character of distributions paid to shareholders during the fiscal year ended February 28, 2006 were as follows: ordinary income $589,478.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions.

In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended August 31, 2006 was approximately $9,500, with a related weighted average annualized interest rate of 5.66% .

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund's average daily net assets, the Manager will bear such excess expense. During the period ended August 31, 2006, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2006, the fund was charged $108,054 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2006, the fund was charged $60,988 pursuant to the transfer agency agreement.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2006, the fund was charged $10,199 pursuant to the custody agreement.

During the period ended August 31, 2006, the fund was charged $2,274 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $126,494, custody fees $3,955, chief compliance officer fees $1,895, and transfer agency per account fees $19,800.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2006, amounted to $135,696,414 and $146,611,435, respectively.

At August 31, 2006, accumulated net unrealized appreciation on investments was $13,305,217, consisting of $17,525,878 gross unrealized appreciation and $4,220,661 gross unrealized depreciation.

At August 31, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statement of Investment).

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund's Board of Directors held on June 7 and 8, 2006, the Board considered the re-approval for an annual period (through June 30, 2007) of the fund's Management Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with investment advisory and administrative services. The Board members, none of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus' representatives reviewed the fund's distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus' representatives noted the distribution channels of the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus' corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund's asset size.

The Board members also considered Dreyfus' research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus' extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund's Performance and Advisory Fee and Expense Ratio. The Board members reviewed the fund's performance and placed significant emphasis on comparisons to a group of retail, no-load large-cap growth funds (the "Performance Group") and to a larger

The Fund 21

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

universe of funds, consisting of all retail, no-load large-cap growth funds, excluding outliers (the "Performance Universe"), selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons for various periods ended April 30, 2006, and noted that the fund's total return performance was variously above and below the Performance Group and Performance Universe medians for the periods. The Board noted that the one-year total return performance was above the median of the Performance Group and that the fund's portfolio managers have been managing the fund only since June 2005. The Dreyfus representatives also presented the Board with the fund's total return, quartile, percentile and rank of the fund's total return within its Lipper category (as provided by Lipper) for certain other periods ended April 30, 2006, and noted that the recent three- and four-month comparative total return performance was in the second and third quartiles, respectively.

The Board members also discussed the fund's management fee and expense ratio and reviewed the range of advisory fees and expense ratios as compared to a comparable group of funds (the "Expense Group") and a broader group of funds (the "Expense Universe"), each selected and provided by Lipper. The Board members noted that the fund's contractual management fee was below the Expense Group median, that the actual management fee was at the Expense Group median and slightly higher than the Expense Universe median, and that the fund's expense ratio was lower than the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the advisory fees paid by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the fund's Lipper category (the "Similar Funds"), and noted that there were no other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund's management fee.

Analysis of Profitability and Economies of Scale. Dreyfus' representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus' approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reason-able.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund's investments.

It was noted that the Board members should consider Dreyfus' profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that Dreyfus may have realized any

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) ( c o n t i n u e d )

economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by Dreyfus.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board noted the variation in the fund's performance, but was sat- isfied with the fund's performance under management by the fund's current portfolio managers.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

For More Information

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0018SA0806

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.
(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3) Not applicable.
(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS GROWTH OPPORTUNITY FUND, INC.

By:	/s/ Stephen E. Canter
Stephen E. Canter
President
Date:	October 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer
Date:	October 27, 2006

By:	/s/ James Windels
James Windels
Chief Financial Officer
Date:	October 27, 2006

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)